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                                                                    Exhibit 10.7


                   AMENDMENT TO CREDIT AND SECURITY AGREEMENT


         THIS AMENDMENT TO CREDIT AND SECURITY AGREEMENT ("Amendment") is dated as of the day of ________ 1997, between LANCETTI COSMETICS CORPORATION, a Florida corporation ("Borrower") and FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association ("Bank").


                                R E C I T A L S:


         A. Borrower and Bank entered into that certain Credit and Security Agreement ("Agreement") dated ________________.1995.


         B. Bank has agreed to advance additional sums to Borrower and to renew Borrower's existing Revolving Loan.


         C. Borrower and Bank desire to modify and amend certain provisions of the Agreement pursuant to this Amendment.


        NOW, THEREFORE, in consideration of the mutual covenants contained herein and to induce the Bank to extend the additional credit to the Borrower, the parties, each intending to be legally bound, do hereby agree as follows:

         1. The foregoing recitals are true and are incorporated in this Amendment by this reference.

         2. Capitalized terms as used herein shall have the same meanings as set forth in the Agreement unless the context indicates a different meaning.

         3. Paragraph 1.1 of the Agreement is hereby amended by adding the following definitions:

         ""CONSOLIDATED NOTE" shall mean that certain renewal and consolidated note of even date herewith from Borrower to Bank in the original principal amount of THREE MILLION DOLLARS ($3,000,000), which Consolidated Note consolidates, amends, restates and renews the Notes described therein.

         "$800,000 NOTE" shall mean that certain Demand Revolving, Promissory Note from Borrower to Bank of even date in the original principal amount of EIGHT HUNDRED THOUSAND DOLLARS ($800,000)."




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         4. Section 1.1 is further modified to amend the definitions as follows:

         ""MAXIMUM LOAN Amount" shall mean THREE MILLION DOLLARS ($3,000,000) as to the Revolving Loan and TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) as to the Term Loan or such other amount as the Bank may consent to from time to time.

         "Note" shall mean collectively the Consolidated Note and the Term Note, and any other promissory note now or hereafter evidencing the indebtedness, and all modifications, extensions or renewals thereto."

         5. Paragraph 3.1 of the Agreement is hereby amended to change the definition of "Maximum Revolving Loan Amount" from ONE MILLION SEVEN HUNDRED THOUSAND DOLLARS ($1,700,000) to THREE MILLION DOLLARS ($3,000,000).

         6. Paragraph 3.2 of the Agreement is hereby modified by deleting subparagraph 2 thereof and substituting the following:

         "(2) The "Borrowing Base" which shall equal seventy-five percent (75%) of Eligible Accounts Receivable plus fifty percent (50%) of eligible inventory. At least monthly, Borrower shall provide a certificate as to Eligible Accounts Receivable (including an aging analysis), eligible inventory and such other management and/or collateral information as Bank may require. Advances shall be limited to fifty percent (50%) of eligible inventory and shall be capped at ONE MILLION DOLLARS ($1,000,000).

         Concentration caps on eligible accounts receivable shall be waived for "opening orders" defined as the initial order for a new customer certified to Bank by Borrower. Concentration caps for other accounts receivable shall be limited to ten percent (10%) except for the following companies:

                       Wal-Mart                    35%
                       Rite Aide                   35%
                       Revco                       35%
                       Walgreens                   35%
                       CVS                         35%
                       Target                      35%
                       American Drug Stores        35%
                       Thirty/Payless              35%
                       Eckerd                      35%
                       Rita Ann Distributors       25%
                       Fays                        25%
                       Kmart                       20%"

         6. Exhibit 5.26 of the Agreement is deleted in its entirety and Exhibit
5.26 attached hereto and made a part hereof is hereby inserted in lieu thereof.



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